EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

3rd Quarter 2025

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

3Q 2025 Financial Supplement	2

Consolidated Financials
and Key Metrics

3Q 2025 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	Change	9/30/2024	9/30/2025	Change

Net income (loss)	$28	$1,008	$150	$(283)	$(1,215)	N/M	$788	$(1,348)	(271.1)%
Net income (loss) attributable to the noncontrolling interest	(160)	(116)	(87)	(66)	(94)	41.3%	(400)	(247)	38.3%
Net income (loss) attributable to Holdings	$(132)	$892	$63	$(349)	$(1,309)	(891.7)%	$388	$(1,595)	(511.1)%
Non-GAAP Operating Earnings (1)	$517	$515	$421	$352	$455	(12.0)%	$1,489	$1,228	(17.5)%

Total equity attributable to Holdings' shareholders	$3,201	$1,565	$2,401	$1,149	$148	(95.4)%	$3,201	$148	(95.4)%
Less: Preferred Stock	1,562	1,507	1,507	1,228	1,068	(31.6)%	1,562	1,068	(31.6)%
Total equity attributable to Holdings' common shareholders	1,639	58	894	(79)	(920)	(156.1)%	1,639	(920)	(156.1)%
Less: Accumulated other comprehensive income (loss)	(6,601)	(8,712)	(7,567)	(7,432)	(6,191)	6.2%	(6,601)	(6,191)	6.2%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,240	$8,770	$8,461	$7,353	$5,271	(36.0)%	$8,240	$5,271	(36.0)%

Return on Equity (ex. AOCI) (TTM)	(4.5)%	14.0%	13.7%	4.9%	(10.4)%		(4.5)%	(10.4)%
Non-GAAP Operating ROE (TTM) (1)	21.7%	22.4%	21.9%	21.1%	22.4%		21.7%	22.4%

Debt to capital:
Debt to Capital (ex. AOCI)	28.1%	27.2%	30.3%	33.5%	37.7%		28.1%	37.7%
Adjusted debt to capital (ex. AOCI) (4)	28.1%	27.2%	28.6%	31.6%	35.3%		28.1%	35.3%

Adjusted capital metrics:
Total equity adjustment for Holdings' portion of AB's market value (3)	$3,309	$3,684	$4,003	$4,982	$4,443	34.3%	$3,309	$4,443	34.3%
Book value with AB at market value per common share (ex. AOCI)	$36.61	$40.19	$40.69	$40.89	$33.59	(8.2)%	$36.61	$33.59	(8.2)%
Adjusted debt to capital with AB at market value (ex. AOCI) (4)	22.6%	21.5%	22.3%	22.8%	24.5%		22.6%	24.5%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$(0.46)	$2.74	$0.16	$(1.21)	$(4.47)	(871.7)%	$1.02	$(5.43)	(632.4)%
Non-GAAP Operating Earnings (1)	$1.58	$1.55	$1.30	$1.10	$1.48	(6.3)%	$4.38	$3.90	(11.0)%
Book value per common share	$5.20	$0.19	$2.92	$(0.26)	$(3.18)	(161.2)%	$5.20	$(3.18)	(161.2)%
Book value per common share (ex. AOCI)	$26.12	$28.30	$27.62	$24.37	$18.23	(30.2)%	$26.12	$18.23	(30.2)%

Weighted-average common shares outstanding:
Basic	318.2	312.2	307.8	303.2	296.2	(6.9)%	324.2	302.4	(6.7)%
Diluted	318.2	316.5	311.9	303.2	296.2	(6.9)%	327.7	302.4	(7.7)%

Ending common shares outstanding	315.5	309.9	306.3	301.7	289.2	(8.3)%	315.5	289.2	(8.3)%
Return to common shareholders:

Common stock dividend	$76	$75	$74	$82	$81		$227	$237
Repurchase of common shares	254	260	261	236	676		754	1,173
Total capital returned to common shareholders	$330	$335	$335	$318	$757		$981	$1,410

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.
(3) Adjustment for AB market value represents the difference between EQH economic interest in AB's total units multiplied by AB's total units and EQH economic interest in AB's Total Partners' Capital Attributable to AB Unitholders ex. AOCI. As of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, AB's total units, including General Partnership units ABLP units, were 295.2 million, 295.0 million, 295.2 million, 295.1 million, and 288.4 million, respectively. This is a pro-forma calculation, not the figures recorded in our financial statements.

(4) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25.

3Q 2025 Financial Supplement	4

Consolidated Statements of Income (Loss)

	For the Three Months Ended						For the Nine Months Ended
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	Change	9/30/2024	9/30/2025	Change

Revenues
Policy charges and fee income	$626	$638	$636	$626	$471	(24.8)%	$1,857	$1,733	(6.7)%
Premiums	312	293	304	260	258	(17.3)%	879	822	(6.5)%
Net derivative gains (losses)	(714)	(253)	799	(1,374)	(1,117)	(56.4)%	(2,298)	(1,692)	26.4%
Net investment income (loss)	1,308	1,196	1,248	1,355	1,343	2.7%	3,685	3,946	7.1%
Investment gains (losses), net	(46)	(32)	(14)	(71)	(1,170)	N/M	(101)	(1,255)	N/M
Investment management and service fees	1,287	1,458	1,285	1,272	1,316	2.3%	3,805	3,873	1.8%
Other income	300	315	318	294	349	16.3%	983	961	(2.2)%
Total revenues	3,073	3,615	4,576	2,362	1,450	(52.8)%	8,810	8,388	(4.8)%

Benefits and other deductions
Policyholders’ benefits	663	689	759	787	452	(31.8)%	2,007	1,998	(0.4)%
Remeasurement of liability for future policy benefits	(1)	(3)	(2)	(13)	59	N/M	(3)	44	N/M
Change in market risk benefits and purchased market risk benefits	97	(817)	672	(606)	(353)	(463.9)%	(1,123)	(287)	74.4%
Interest credited to policyholders’ account balances	701	614	678	796	798	13.8%	1,879	2,272	20.9%
Compensation and benefits	571	683	601	592	601	5.3%	1,768	1,794	1.5%
Commissions and distribution-related payments	485	511	501	488	537	10.7%	1,385	1,526	10.2%
Interest expense	55	52	55	61	61	10.9%	174	177	1.7%
Amortization of deferred policy acquisition costs	184	186	188	193	203	10.3%	525	584	11.2%
Other operating costs and expenses	329	513	950	427	440	33.7%	1,309	1,817	38.8%
Total benefits and other deductions	3,084	2,428	4,402	2,725	2,798	(9.3)%	7,921	9,925	25.3%

Income (loss) from operations, before income taxes	(11)	1,187	174	(363)	(1,348)	N/M	889	(1,537)	(272.9)%
Income tax (expense) benefit	39	(179)	(24)	80	133	241.0%	(101)	189	287.1%
Net income (loss)	28	1,008	150	(283)	(1,215)	N/M	788	(1,348)	(271.1)%
Less: net (income) loss attributable to the noncontrolling interest	(160)	(116)	(87)	(66)	(94)	41.3%	(400)	(247)	38.3%
Net income (loss) attributable to Holdings	$(132)	$892	$63	$(349)	$(1,309)	(891.7)%	$388	$(1,595)	(511.1)%
Less: Preferred stock dividends	(14)	(26)	(14)	(18)	(16)	(14.3)%	(54)	(48)	11.1%
Net income (loss) available to Holdings' common shareholders	$(146)	$866	$49	$(367)	$(1,325)	(807.5)%	$334	$(1,643)	(591.9)%

Adjustments related to:
Variable annuity product features (1)	$756	$(530)	$211	$934	$978		$1,167	$2,123
Investment (gains) losses, net (2)	46	32	14	71	1,170		101	1,255
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	13	16	11	11	19		44	41
Other adjustments (3)	1	34	205	(137)	(164)		59	(96)
Income tax expense (benefit) related to above adjustments	(172)	94	(92)	(185)	(437)		(288)	(714)
Non-recurring tax items	5	(23)	9	7	198		18	214
Non-GAAP Operating earnings (4)	$517	$515	$421	$352	$455		$1,489	$1,228

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and nine months ended September 30, 2025.
(2) Includes $1.1 billion as a result of assets transferred related to the reinsurance transaction with RGA for the three and nine months ended September 30, 2025.
(3) Includes a loss of $165 million on Non-VA derivatives for the three months ended March 31, 2025 and a gain of $198 million on Non-VA derivatives for the three months ended June 30, 2025, respectively and a gain of $223 million and $256 million on Non-VA derivatives for the three and nine months ended September 30, 2025, respectively. Also includes $(8) million and $6 million of expense related to a disputed billing practice of an AB third-party service provider for the three and nine months ended September 30, 2025, respectively and certain gross legal expenses related to the COI litigation of $106 million for the nine months ended September 30, 2024.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

3Q 2025 Financial Supplement	5

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025

Assets
Total investments	$114,246	$116,441	$118,908	$121,798	$116,505
Cash and cash equivalents	9,579	6,964	8,164	14,957	13,604
Cash and securities segregated, at fair value	547	500	772	483	425
Broker-dealer related receivables	1,898	1,961	1,931	1,933	1,996
Deferred policy acquisition costs	7,031	7,170	7,262	7,361	7,430
Goodwill and other intangible assets, net	5,388	5,371	5,356	5,342	5,327
Amounts due from reinsurers	8,068	7,899	7,523	7,501	20,132
Current and deferred income taxes	1,707	2,003	1,687	1,749	2,337
Purchased market risk benefits	8,492	7,376	5,976	5,543	5,415
Other assets	3,738	4,462	4,574	3,962	3,677
Assets for market risk benefits	740	863	644	776	762
Separate Accounts assets	137,407	134,717	124,569	131,683	136,905
Total assets	$298,841	$295,727	$287,366	$303,088	$314,515

Liabilities
Policyholders’ account balances	$107,404	$110,929	$112,793	$123,359	$129,561
Liability for market risk benefits	13,197	11,810	10,864	10,187	10,301
Future policy benefits and other policyholders’ liabilities	17,936	17,613	17,372	17,557	17,611
Broker-dealer related payables	1,382	775	642	1,454	1,367
Customers related payables	1,795	1,933	2,135	1,885	1,740
Amounts due to reinsurers	1,426	1,421	1,357	1,350	1,451
Short-term debt	—	—	—	—	—
Long-term debt	3,831	3,833	4,330	4,332	3,833
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,744	2,116	2,110	2,471	2,530
Other liabilities	6,540	7,032	6,700	5,847	7,268
Separate Accounts liabilities	137,407	134,717	124,569	131,683	136,905
Total liabilities	292,662	292,179	282,872	300,125	312,567
Redeemable noncontrolling interest	1,223	125	289	358	344

Equity
Preferred stock	1,562	1,507	1,507	1,228	1,068
Common stock	5	5	5	5	5
Additional paid-in capital	2,343	2,336	2,305	1,901	1,917
Treasury shares	(4,072)	(4,198)	(4,296)	(4,423)	(5,011)
Retained earnings	9,964	10,627	10,447	9,870	8,360
Accumulated other comprehensive income (loss)	(6,601)	(8,712)	(7,567)	(7,432)	(6,191)
Total equity attributable to Holdings	3,201	1,565	2,401	1,149	148
Noncontrolling interest	1,755	1,858	1,804	1,456	1,456
Total equity	4,956	3,423	4,205	2,605	1,604
Total liabilities, redeemable noncontrolling interest and equity	$298,841	$295,727	$287,366	$303,088	$314,515

3Q 2025 Financial Supplement	6

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025

Short-term and long-term debt:

Total short-term debt	$—	$—	$—	$—	$—

Total long-term debt	3,831	3,833	4,330	4,332	3,833

Total short-term and long-term debt: [A]	$3,831	$3,833	$4,330	$4,332	$3,833

Equity:
Preferred stock	$1,562	$1,507	$1,507	$1,228	$1,068
Common stock	5	5	5	5	5
Additional paid-in capital	2,343	2,336	2,305	1,901	1,917
Treasury stock, at cost	(4,072)	(4,198)	(4,296)	(4,423)	(5,011)
Retained earnings	9,964	10,627	10,447	9,870	8,360
Accumulated other comprehensive income (loss)	(6,601)	(8,712)	(7,567)	(7,432)	(6,191)
Total equity attributable to Holdings	3,201	1,565	2,401	1,149	148
Noncontrolling interest	1,755	1,858	1,804	1,456	1,456
Total equity	$4,956	$3,423	$4,205	$2,605	$1,604

Total equity attributable to Holdings, (ex. AOCI): [B]	$9,802	$10,277	$9,968	$8,581	$6,339

Capital:
Total capitalization	$7,032	$5,398	$6,731	$5,481	$3,981
Total capitalization (ex. AOCI): [A+B] (2)	$13,633	$14,110	$14,298	$12,913	$10,172

Debt to capital:
Debt to capital (ex. AOCI) (1)	28.1%	27.2%	30.3%	33.5%	37.7%
Adjusted debt to capital (ex. AOCI) (2)	28.1%	27.2%	28.6%	31.6%	35.3%
Adjusted debt to capital with AB at market value (ex. AOCI) (2)	22.6%	21.5%	22.3%	22.8%	24.5%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	321.6	315.5	309.9	306.3	301.7
Repurchases	(3.4)	(2.6)	(2.3)	(2.4)	(10.9)
Retirements	(2.8)	(3.1)	(2.7)	(2.4)	(1.8)
Issuances	0.1	0.1	1.4	0.2	0.2
Ending basic common shares outstanding	315.5	309.9	306.3	301.7	289.2
Total potentially dilutive shares	3.4	3.6	4.1	3.0	3.6
Ending common shares outstanding - maximum potential dilution	318.9	313.5	310.4	304.7	292.8
Notes:
(1) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(2) Adjusted to reflect 50% equity credit for $500 million of Junior Subordinated debt issued during Q1’25

3Q 2025 Financial Supplement	7

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	For the Three Months Ended September 30, 2025
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$296	$—	$—	$433	$—	$729
Net investment income (loss)	1,112	14	3	187	34	1,350
Net derivative gains (losses)	(2)	(4)	—	(13)	2	(17)
Investment management, service fees and other income	182	1,134	496	134	(271)	1,675
Segment revenues	1,588	1,144	499	741	(235)	3,737
Benefits and other deductions
Policyholders’ benefits	73	—	—	438	—	511
Remeasurement of liability for future policy benefits	(1)	—	—	16	—	15
Interest credited to policyholders’ account balances	685	—	—	96	—	781
Commissions and distribution-related payments	153	209	320	82	(227)	537
Amortization of deferred policy acquisition costs	153	—	—	50	—	203
Compensation and benefits, interest expense and financing fees and other operating costs and expense	86	642	101	222	(8)	1,043
Segment benefits and other deductions	1,149	851	421	904	(235)	3,090
Operating earnings (loss), before income taxes	439	293	78	(163)	—	647
Income Taxes	(38)	(46)	(19)	8	—	(95)
Operating earnings (loss), before noncontrolling interest	401	247	59	(155)	—	552
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(93)	—	(4)	—	(97)
Operating earnings (loss)	$401	$154	$59	$(159)	$—	$455

	For the Three Months Ended September 30, 2024
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$305	$—	$—	$633	$—	$938
Net investment income (loss)	959	17	4	248	28	1,256
Net derivative gains (losses)	(5)	(16)	—	(6)	6	(21)
Investment Management, service fees and other income	180	1,085	445	145	(255)	1,600
Segment revenues	1,439	1,086	449	1,020	(221)	3,773
Benefits and other deductions
Policyholders’ benefits	83	—	—	580	—	663
Remeasurement of liability for future policy benefits	1	—	—	(2)	—	(1)
Interest credited to policyholders’ account balances	520	—	—	150	—	670
Commissions and distribution-related payments	136	192	281	88	(212)	485
Amortization of deferred policy acquisition costs	135	—	—	49	—	184
Compensation and benefits, interest expense and financing fees and other operating costs and expense	80	641	103	195	(9)	1,010
Segment benefits and other deductions	955	833	384	1,060	(221)	3,011
Operating earnings (loss), before income taxes	484	253	65	(40)	—	762
Income Taxes	(68)	(42)	(16)	4	—	(122)
Operating earnings (loss), before noncontrolling interest	416	211	49	(36)	—	640
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(100)	—	(23)	—	(123)
Operating earnings (loss)	$416	$111	$49	$(59)	$—	$517

3Q 2025 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	For the Nine Months Ended September 30, 2025
(in millions USD, unless otherwise indicated)	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$889	$—	$—	$1,666	$—	$2,555
Net investment income (loss)	3,140	39	8	695	90	3,972
Net derivative gains (losses)	(12)	(28)	—	(16)	12	(44)
Investment Management, service fees and other income	510	3,315	1,422	389	(797)	4,839
Segment revenues	4,527	3,326	1,430	2,734	(695)	11,322
Benefits and other deductions
Policyholders’ benefits	241	—	—	1,816	—	2,057
Remeasurement of liability for future policy benefits	(2)	—	—	2	—	—
Interest credited to policyholders’ account balances	1,847	—	—	402	—	2,249
Commissions and distribution-related payments	440	607	909	237	(667)	1,526
Amortization of deferred policy acquisition costs	435	—	—	149	—	584
Compensation and benefits, interest expense and financing fees and other operating costs and expense	261	1,890	315	660	(28)	3,098
Segment benefits and other deductions	3,222	2,497	1,224	3,266	(695)	9,514
Operating earnings (loss), before income taxes	1,305	829	206	(532)	—	1,808
Income Taxes	(176)	(135)	(52)	74	—	(289)
Operating earnings (loss), before noncontrolling interest	1,129	694	154	(458)	—	1,519
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(283)	—	(8)	—	(291)
Operating earnings (loss)	$1,129	$411	$154	$(466)	$—	$1,228

	For the Nine Months Ended September 30, 2024
	Retirement	Asset Management	Wealth Management	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$874	$—	$—	$1,862	$—	$2,736
Net investment income (loss)	2,695	32	12	812	71	3,622
Net derivative gains (losses)	(16)	(22)	—	(17)	17	(38)
Investment Management, service fees and other income	502	3,220	1,300	440	(752)	4,710
Segment revenues	4,055	3,230	1,312	3,097	(664)	11,030
Benefits and other deductions
Policyholders’ benefits	238	—	—	1,769	—	2,007
Remeasurement of liability for future policy benefits	(1)	—	—	(2)	—	(3)
Interest credited to policyholders’ account balances	1,400	—	—	447	—	1,847
Commissions and distribution-related payments	383	545	823	260	(626)	1,385
Amortization of deferred policy acquisition costs	378	—	—	147	—	525
Compensation and benefits, interest expense and financing fees and other operating costs and expense	249	1,946	306	629	(38)	3,092
Segment benefits and other deductions	2,647	2,491	1,129	3,250	(664)	8,853
Operating earnings (loss), before income taxes	1,408	739	183	(153)	—	2,177
Income Taxes	(200)	(128)	(48)	25	—	(351)
Operating earnings (loss), before noncontrolling interest	1,208	611	135	(128)	—	1,826
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	(293)	—	(44)	—	(337)
Operating earnings (loss)	$1,208	$318	$135	$(172)	$—	$1,489

3Q 2025 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025

AB AUM
Total AB	$805.9	$792.2	$784.5	$829.1	$860.1
Exclusion for General Account and other Affiliated Accounts	(85.0)	(84.2)	(87.4)	(90.0)	(85.3)
Exclusion for Separate Accounts	(48.4)	(47.3)	(44.7)	(47.8)	(50.4)
AB third party	$672.6	$660.7	$652.4	$691.3	$724.4

Total Company AUM
AB third party	$672.6	$660.7	$652.4	$691.3	$724.4
General Account and other Affiliated Accounts (1) (3) (4) (6)	123.8	123.4	127.1	136.8	130.1
Separate Accounts (2) (3) (4) (6)	137.4	134.7	124.6	131.7	136.9
Total AUM	$933.8	$918.8	$904.0	$959.7	$991.4

Total AUA (5)	$101.5	$101.7	$102.1	$110.3	$118.2
Total AUM/A	$1,035.3	$1,020.5	$1,006.1	$1,070.0	$1,109.6

Market Values:
S&P 500	5,762	5,882	5,612	6,205	6,688
US 10-Year Treasury	3.7%	4.6%	4.2%	4.2%	4.2%
Notes:
(1) “General Account and other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, Separate Account is inclusive of $8.4 billion, $8.2 billion, $7.9 billion, $12.3 billion and $12.8 billion & General Account AUM is inclusive of $30 million, $31 million, $31 million, $43 million and $44 million, respectively, Account Value ceded to Venerable.
(4) As of September 30, 2025, June 30, 2025, March 31, 2025, December 31, 2024 and September 30, 2024, Separate Account is inclusive of $3.1 billion, $7.0 billion, $6.5 billion, $6.9 billion and $7.1 billion & General Account AUM is inclusive of $7.2 billion, $3.1 billion, $3.2 billion, $3.2 billion and $3.3 billion, respectively, Account Value ceded to Global Atlantic.
(5) Includes Advisory, Brokerage and Direct assets included in our Wealth Management segment.
(6) As of September 30, 2025, Separate Account is inclusive of $15 billion & General Account AUM is inclusive of $2.7 billion, respectively, Account Value ceded to RGA.

3Q 2025 Financial Supplement	10

Business Segments:
Operating Earnings Results and Metrics

3Q 2025 Financial Supplement	11

Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	Change	9/30/2024	9/30/2025	Change

Revenues
Policy charges, fee income and premiums	$305	$305	$306	$287	$296	(3.0)%	$874	$889	1.7%
Net investment income (loss)	959	942	983	1,045	1,112	16.0%	2,695	3,140	16.5%
Net derivative gains (losses)	(5)	(6)	(5)	(5)	(2)	60.0%	(16)	(12)	25.0%
Investment management, service fees and other income	180	183	167	161	182	1.1%	502	510	1.6%
Segment revenues	1,439	1,424	1,451	1,488	1,588	10.4%	4,055	4,527	11.6%

Benefits and other deductions
Policyholders’ benefits	83	86	92	76	73	(12.0)%	238	241	1.3%
Remeasurement of liability for future policy benefits	1	(1)	(1)	—	(1)	(200.0)%	(1)	(2)	(100.0)%
Interest credited to policyholders’ account balances	520	530	530	632	685	31.7%	1,400	1,847	31.9%
Commissions and distribution-related payments	136	143	142	145	153	12.5%	383	440	14.9%
Amortization of deferred policy acquisition costs	135	135	139	143	153	13.3%	378	435	15.1%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	80	93	104	71	86	7.5%	249	261	4.8%
Segment benefits and other deductions	955	986	1,006	1,067	1,149	20.3%	2,647	3,222	21.7%

Operating earnings (loss), before income taxes	484	438	445	421	439	(9.3)%	1,408	1,305	(7.3)%
Income taxes	(68)	(55)	(68)	(70)	(38)	44.1%	(200)	(176)	12.0%
Operating earnings (loss), before noncontrolling interest	416	383	377	351	401	(3.6)%	1,208	1,129	(6.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$416	$383	$377	$351	$401	(3.6)%	$1,208	$1,129	(6.5)%

Summary Metrics

Operating earnings (loss) (TTM)	$1,641	$1,591	$1,586	$1,527	$1,512	(7.9)%	$1,641	$1,512	(7.9)%

Average asset value (TTM)	$140,673	$145,408	$149,051	$153,648	$158,988	13.0%	$140,673	$158,988	13.0%

Return on assets (TTM)	1.37%	1.27%	1.24%	1.16%	1.10%		1.37%	1.10%

Net flows	$1,664	$1,614	$1,624	$1,919	$1,120	(32.7)%	$5,439	$4,663	(14.3)%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$939	$925	$953	$1,025	$1,089	16.0%	$2,632	$3,067	16.5%
Alternative investment income	20	17	30	20	23	15.0%	63	73	15.9%
Total Net investment income (loss)	$959	$942	$983	$1,045	$1,112	16.0%	$2,695	$3,140	16.5%

Net interest margin	$434	$406	$448	$408	$425	(2.1)%	$1,279	$1,281	0.2%

3Q 2025 Financial Supplement	12

Retirement - Select Operating Metrics

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	9/30/2024	9/30/2025

Sales Metrics (Net of Reinsurance)
First Year Premiums and Deposits:
Registered indexed-linked annuities (RILA)	$3,628	$3,746	$3,534	$3,772	$3,870	$10,508	$11,176
Traditional variable annuities	1,188	1,081	1,000	984	962	3,090	2,946
Tax-exempt	311	326	349	297	387	926	1,033
Corporate	115	93	78	70	64	316	212
Institutional	26	108	424	325	87	584	836
Other	43	40	31	64	88	104	183
Total First Year Premiums and Deposits	$5,311	$5,394	$5,416	$5,512	$5,458	$15,528	$16,386

Renewal Premiums and Deposits:
Tax-exempt	$381	$492	$486	$512	$396	$1,326	$1,394
Corporate	92	93	103	91	95	284	289
Other	86	95	91	88	91	289	270
Total Renewal Premiums and Deposits	$559	$680	$680	$691	$582	$1,899	$1,953

Total Premiums and Deposits	$5,870	$6,074	$6,096	$6,203	$6,040	$17,427	$18,339

Net Amount at Risk (NAR)
Total GMIB NAR	$31	$31	$45	$52	$60	$31	$60
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$2,714	$2,986	$3,277	$3,058	$2,907	$2,714	$2,907
MRB Reserves (Net of Reinsurance)	$547	$436	$711	$596	$706	$547	$706

3Q 2025 Financial Supplement	13

Retirement - Asset Value Rollforward

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	9/30/2024	9/30/2025

General Account:
Account value balance, beginning of period	$70,835	$75,842	$78,361	$79,820	$87,413	$61,339	$78,361
Premiums and deposits (1)	3,860	3,877	4,529	4,288	4,219	11,755	13,036
Surrenders, withdrawals and benefits	(1,704)	(1,787)	(1,840)	(1,891)	(2,186)	(4,813)	(5,917)
Net flows	2,156	2,090	2,689	2,397	2,033	6,942	7,119
Change in market value and reinvestment	1,342	(843)	1,706	584	658	1,681	2,948
Change in fair value of embedded derivative instruments	1,509	1,272	(2,936)	4,612	3,721	5,880	5,397
Account value balance, end of period	75,842	78,361	79,820	87,413	93,825	75,842	93,825
Embedded derivative value, end of period	16,043	17,000	13,816	18,097	21,215	16,043	21,215
Account value balance, end of period (net of embedded derivatives)	59,799	61,361	66,004	69,316	72,610	59,799	72,610
Total spread lending balances, end of period	12,973	12,908	13,943	16,315	16,755	12,973	16,755
Reserves, end of period (excluding MRBs)	5,164	5,107	4,842	4,995	5,177	5,164	5,177
Balance, end of period, General Account asset value	$77,936	$79,376	$84,789	$90,626	$94,542	$77,936	$94,542

Separate Accounts:
Account value balance, beginning of period	$70,694	$73,886	$72,837	$69,788	$74,029	$67,139	$72,837
Premiums and deposits (1)	1,950	2,141	1,524	1,876	1,779	5,520	5,179
Surrenders, withdrawals and benefits	(2,442)	(2,617)	(2,589)	(2,354)	(2,692)	(7,023)	(7,635)
Net flows	(492)	(476)	(1,065)	(478)	(913)	(1,503)	(2,456)
Change in market value and reinvestment	3,684	(573)	(1,984)	4,719	4,015	8,250	6,750
Balance, end of period, Separate Accounts asset value	$73,886	$72,837	$69,788	$74,029	$77,131	$73,886	$77,131

Total:
Account value balance, beginning of period	$141,529	$149,728	$151,198	$149,608	$161,442	$128,478	$151,198
Premiums and deposits (1)	5,810	6,018	6,053	6,164	5,998	17,275	18,215
Surrenders, withdrawals and benefits	(4,146)	(4,404)	(4,429)	(4,245)	(4,878)	(11,836)	(13,552)
Net flows	1,664	1,614	1,624	1,919	1,120	5,439	4,663
Change in market value and reinvestment	5,026	(1,416)	(278)	5,303	4,673	9,931	9,698
Change in fair value of embedded derivative instruments	1,509	1,272	(2,936)	4,612	3,721	5,880	5,397
Account value balance, end of period	149,728	151,198	149,608	161,442	170,956	149,728	170,956
Embedded derivative value, end of period	16,043	17,000	13,816	18,097	21,215	16,043	21,215
Account value balance, end of period (net of embedded derivatives)	133,685	134,198	135,792	143,345	149,741	133,685	149,741
Total spread lending balances, end of period	12,973	12,908	13,943	16,315	16,755	12,973	16,755
Reserves, end of period (excluding MRBs)	5,164	5,107	4,842	4,995	5,177	5,164	5,177
Balance, end of period, total asset value	$151,822	$152,213	$154,577	$164,655	$171,673	$151,822	$171,673
Notes:
(1) Excludes deposits from certain other products reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

3Q 2025 Financial Supplement	14

Asset Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	Change	9/30/2024	9/30/2025	Change

Revenues
Net investment income (loss)	$17	$(5)	$3	$22	$14	(17.6)%	$32	$39	21.9%
Net derivative gains (losses)	(16)	15	(13)	(11)	(4)	75.0%	(22)	(28)	(27.3)%
Investment management, service fees and other income	1,085	1,239	1,098	1,083	1,134	4.5%	3,220	3,315	3.0%
Segment revenues	1,086	1,249	1,088	1,094	1,144	5.3%	3,230	3,326	3.0%

Benefits and other deductions
Commissions and distribution-related payments	192	197	201	197	209	8.9%	545	607	11.4%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	641	707	614	634	642	0.2%	1,946	1,890	(2.9)%
Segment benefits and other deductions	833	904	815	831	851	2.2%	2,491	2,497	0.2%

Operating earnings (loss), before income taxes	253	345	273	263	293	15.8%	739	829	12.2%
Income taxes	(42)	(50)	(41)	(48)	(46)	(9.5)%	(128)	(135)	(5.5)%
Operating earnings (loss), before noncontrolling interest	211	295	232	215	247	17.1%	611	694	13.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(100)	(134)	(106)	(84)	(93)	7.0%	(293)	(283)	3.4%
Operating earnings (loss)	$111	$161	$126	$131	$154	38.7%	$318	$411	29.2%

Summary Metrics

Adjusted operating margin (1)	31.3%	36.4%	33.7%	32.3%	34.2%		30.8%	33.4%

Net flows (in billions USD)	$1.1	$(4.8)	$2.4	$(6.7)	$(2.3)		$2.5	$(6.6)

Total AUM (in billions USD)	$805.9	$792.2	$784.5	$829.1	$860.1		$805.9	$860.1

Ownership Structure of AB

Holdings and its subsidiaries	60.0%	61.9%	61.8%	61.9%	68.5%		60.0%	68.5%
AB Holding	39.3%	37.5%	37.5%	37.5%	30.8%		39.3%	30.8%
Unaffiliated holders	0.7%	0.6%	0.7%	0.6%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.6%	61.9%	61.9%	68.6%	68.5%		61.6%	68.5%
EQH average economic interest	61.4%	61.8%	61.9%	68.6%	68.6%		61.2%	66.3%

Units of limited partnership outstanding (in millions)	285.6	292.1	292.3	292.1	292.2		285.6	292.2

Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

3Q 2025 Financial Supplement	15

Asset Management - AB Select Adjusted Financials and Ratios

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	Change	9/30/2024	9/30/2025	Change

AB revenues
Base fees	$785	$798	$782	$772	$821	4.6%	$2,250	$2,375	5.6%
Performance fees
Private markets (1)	24	67	20	22	19	(20.8)%	69	61	(11.6)%
Public markets	2	66	19	8	1	(50.0)%	26	28	7.7%
Bernstein Research Services	—	—	—	—	—	—%	96	—	(100.0)%
Investment gains (losses)	—	6	(11)	8	8	100.0%	7	5	(28.6)%
Dividend & interest revenue	36	34	32	31	32	(11.1)%	119	95	(20.2)%
Other revenues	19	20	14	19	19	—%	55	52	(5.5)%
Total AB revenues	866	991	856	860	900	3.9%	2,622	2,616	(0.2)%
Less: broker-dealer related interest expense	21	18	18	16	15	(28.6)%	67	49	(26.9)%
AB adjusted net revenues	845	973	838	844	885	4.7%	2,555	2,567	0.5%

AB expenses
Compensation and fringes	406	447	406	409	429	5.7%	1,243	1,244	0.1%
Other employment costs	8	10	8	10	10	25.0%	26	28	7.7%
Total AB compensation and benefits	414	457	414	419	439	6.0%	1,269	1,272	0.2%
Promotion and servicing	30	40	30	34	30	—%	109	94	(13.8)%
General and administrative	137	122	111	118	113	(17.5)%	391	342	(12.5)%
Total AB adjusted operating expenses	581	619	555	571	582	0.2%	1,769	1,708	(3.4)%

AB adjusted operating income, before income taxes	264	354	283	273	303	14.8%	786	859	9.3%
Interest on borrowings	8	6	7	9	7	(12.5)%	37	23	(37.8)%
Other (2)	3	3	3	1	3	—%	10	7	(30.0)%
Operating earnings (loss), before income taxes	253	345	273	263	293	15.8%	739	829	12.2%
Income taxes	(42)	(50)	(41)	(48)	(46)	(9.5)%	(128)	(135)	(5.5)%
Operating earnings (loss), before noncontrolling interest	211	295	232	215	247	17.1%	611	694	13.6%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(100)	(134)	(106)	(84)	(93)	7.0%	(293)	(283)	3.4%
Operating earnings (loss)	$111	$161	$126	$131	$154	38.7%	$318	$411	29.2%

Adjusted operating margin (3)	31.3%	36.4%	33.7%	32.3%	34.2%		30.8%	33.4%
Compensation ratio	48.0%	45.9%	48.4%	48.5%	48.5%		48.6%	48.5%

Notes:
(1) Private Market strategies eligible for performance fees include: AB-Private Credit Investors (“AB-PCI”), US and EU Commercial Real Estate Debt, and AB CarVal.
(2) Includes amortization expense of intangible assets associated with EQH purchase of AB and equity income/loss associated with certain AB equity method investments.
(3) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein.

3Q 2025 Financial Supplement	16

Asset Management - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025

AUM Roll-forward
Balance as of beginning of period	$769.5	$805.9	$792.2	$784.5	$829.1
Sales/new accounts	35.5	33.6	36.1	27.9	42.4
Redemptions/terminations	(26.4)	(29.2)	(29.7)	(30.7)	(27.8)
Cash flow/unreinvested dividends	(8.0)	(9.2)	(4.0)	(3.9)	(16.9)
Net long-term (outflows) inflows	1.1	(4.8)	2.4	(6.7)	(2.3)
Adjustment (1)	—	0.7	—	—	—
Market appreciation (depreciation)	35.3	(9.6)	(10.1)	51.3	33.3
Net change	36.4	(13.7)	(7.7)	44.6	31.0
Balance as of end of period	$805.9	$792.2	$784.5	$829.1	$860.1

Ending Assets by distribution channel
Institutions	$335.2	$321.4	$324.1	$340.0	$351.4
Retail	334.5	334.3	324.1	344.7	356.2
Private Wealth	136.2	136.5	136.3	144.4	152.5
Total	$805.9	$792.2	$784.5	$829.1	$860.1

Ending Assets by investment service
Equity
Actively Managed	$271.3	$263.4	$249.0	$273.4	$281.3
Passively Managed (2)	68.9	68.3	65.8	70.8	77.3
Total Equity	$340.2	$331.7	$314.8	$344.2	$358.6
Fixed Income
Actively Managed	$287.4	$285.5	$290.0	$294.0	$300.1
Passively Managed (2)	11.4	10.3	10.1	10.2	10.1
Total Fixed Income	298.8	295.8	300.1	304.2	310.2
Total Alternatives/Multi-Asset Solutions (3)	166.9	164.7	169.6	180.7	191.3
Total	$805.9	$792.2	$784.5	$829.1	$860.1

Notes:

(1) This adjustment is due to a change in fee policy related to certain fixed income assets effective October 1, 2024.
(2) Includes index and enhanced index services.
(3) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2025 Financial Supplement	17

Asset Management - Net Flows

	For the Three Months Ended					For the Nine Months Ended
(in billions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	9/30/2024	9/30/2025
Net Flows by Distribution Channel
Institutions
US	$1.7	$(0.2)	$2.7	$2.8	$(2.1)	$2.2	$3.4
Global and Non-US	(6.1)	(6.0)	(2.0)	(4.3)	0.3	(12.6)	(6.0)
Total Institutions	$(4.4)	$(6.2)	$0.7	$(1.5)	$(1.8)	$(10.4)	$(2.6)
Retail
US	$4.0	$4.3	$3.0	$(1.6)	$(2.3)	$8.5	$(0.9)
Global and Non-US	1.4	(3.2)	(2.1)	(3.2)	0.6	3.8	(4.7)
Total Retail	$5.4	$1.1	$0.9	$(4.8)	$(1.7)	$12.3	$(5.6)
Private Wealth
US	$0.2	$0.5	$1.6	$0.1	$1.3	$1.1	$3.0
Global and Non-US	(0.1)	(0.2)	(0.8)	(0.5)	(0.1)	(0.5)	(1.4)
Total Private Wealth	$0.1	$0.3	$0.8	$(0.4)	$1.2	$0.6	$1.6
Total Net Flows by Distribution Channel	$1.1	$(4.8)	$2.4	$(6.7)	$(2.3)	$2.5	$(6.6)
Net Flows by Investment Service
Equity Active
US	$(0.3)	$(4.1)	$(0.3)	$(3.3)	$(6.3)	$(3.4)	$(9.9)
Global and Non-US	(4.2)	(3.3)	(2.2)	(2.7)	(0.1)	(13.4)	(5.0)
Total Equity Active	$(4.5)	$(7.4)	$(2.5)	$(6.0)	$(6.4)	$(16.8)	$(14.9)
Equity Passive (1)
US	$(0.7)	$(1.1)	$(0.1)	$—	$(1.1)	$(4.6)	$(1.2)
Global and Non-US	(0.4)	(0.3)	0.3	(1.9)	2.3	(0.6)	0.7
Total Equity Passive (1)	$(1.1)	$(1.4)	$0.2	$(1.9)	$1.2	$(5.2)	$(0.5)
Fixed Income - Taxable
US	$1.5	$3.2	$2.2	$2.0	$(2.7)	$7.5	$1.5
Global and Non-US	1.2	(3.9)	(3.6)	(3.5)	(1.5)	4.2	(8.6)
Total Fixed Income - Taxable	$2.7	$(0.7)	$(1.4)	$(1.5)	$(4.2)	$11.7	$(7.1)
Fixed Income - Tax-Exempt
US	$3.3	$5.5	$2.4	$1.2	$4.1	$8.1	$7.7
Global and Non-US	—	—	—	—	—	—	—
Total Fixed Income - Tax-Exempt	$3.3	$5.5	$2.4	$1.2	$4.1	$8.1	$7.7
Fixed Income - Passive (1)
US	$(0.2)	$(0.1)	$(0.4)	$(0.1)	$(0.1)	$(0.3)	$(0.6)
Global and Non-US	(0.1)	(0.5)	(0.1)	—	(0.1)	(0.1)	(0.2)
Total Fixed Income - Passive (1)	$(0.3)	$(0.6)	$(0.5)	$(0.1)	$(0.2)	$(0.4)	$(0.8)
Alternatives/Multi-Asset Solutions (2)
US	$2.3	$1.2	$3.5	$1.5	$3.0	$4.5	$8.0
Global and Non-US	(1.3)	(1.4)	0.7	0.1	0.2	0.6	1.0
Total Alternatives/Multi-Asset Solutions (2)	$1.0	$(0.2)	$4.2	$1.6	$3.2	$5.1	$9.0
Total Net Flows by Investment Service	$1.1	$(4.8)	$2.4	$(6.7)	$(2.3)	$2.5	$(6.6)
Active vs. Passive Net Flows
Actively Managed
Equity	$(4.5)	$(7.4)	$(2.5)	$(6.0)	$(6.4)	$(16.8)	$(14.9)
Fixed Income	6.0	4.8	1.0	(0.4)	—	19.8	0.6
Alternatives/Multi-Asset Solutions (2)	0.7	(0.4)	4.2	1.6	3.0	4.2	8.7
Total	$2.2	$(3.0)	$2.7	$(4.8)	$(3.4)	$7.2	$(5.6)
Passively Managed (1)
Equity	$(1.2)	$(1.4)	$0.2	$(1.9)	$1.1	$(5.2)	$(0.6)
Fixed Income	(0.3)	(0.6)	(0.5)	(0.1)	(0.2)	(0.4)	(0.8)
Alternatives/Multi-Asset Solutions (2)	0.4	0.2	—	0.1	0.2	0.9	0.4
Total	$(1.1)	$(1.8)	$(0.3)	$(1.9)	$1.1	$(4.7)	$(1.0)
Total Active vs Passive Net Flows	$1.1	$(4.8)	$2.4	$(6.7)	$(2.3)	$2.5	$(6.6)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

3Q 2025 Financial Supplement	18

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	Change	9/30/2024	9/30/2025	Change

Revenues
Net investment income (loss)	$4	$5	$3	$2	3	(25.0)%	$12	$8	(33.3)%
Investment management, service fees and other income	445	474	459	467	496	11.5%	1,300	1,422	9.4%
Segment revenues	449	479	462	469	499	11.1%	1,312	1,430	9.0%

Benefits and other deductions
Commissions and distribution-related payments	281	310	293	296	320	13.9%	823	909	10.4%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	103	110	109	105	101	(1.9)%	306	315	2.9%
Segment benefits and other deductions	384	420	402	401	421	9.6%	1,129	1,224	8.4%

Operating earnings (loss), before income taxes	65	59	60	68	78	20.0%	183	206	12.6%
Income taxes	(16)	(12)	(15)	(18)	(19)	(18.8)%	(48)	(52)	(8.3)%
Operating earnings (loss), before noncontrolling interest	49	47	45	50	59	20.4%	135	154	14.1%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$49	$47	$45	$50	$59	20.4%	$135	$154	14.1%

Summary Metrics

Pre-tax operating margin	14.5%	12.3%	13.0%	14.5%	15.6%		13.9%	14.4%

Advisory net new assets	$2,064	$1,139	$1,981	$2,027	$2,210	7.1%	$3,627	$6,218	71.4%

Total AUA	$101,487	$101,695	$102,057	$110,265	$118,196	16.5%	$101,487	$118,196	16.5%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$167	$179	$181	$184	197	18.0%	$477	562	17.8%
Distribution fees	262	281	263	268	280	6.9%	775	811	4.6%
Interest income	12	11	11	10	11	(8.3)%	37	32	(13.5)%
Service and other income	4	3	4	5	8	100.0%	11	17	54.5%
Total Investment management, service fees and other income	$445	$474	$459	$467	496	11.5%	$1,300	1,422	9.4%

3Q 2025 Financial Supplement	19

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	9/30/2024	9/30/2025

AUA Roll-forward
Advisory assets :
Beginning assets	$60,134	$65,267	$65,839	$66,795	$73,293	$54,978	$65,839
Net new assets	2,064	1,139	1,981	2,027	2,210	3,627	6,218
Market appreciation (depreciation) and other	3,069	(567)	(1,025)	4,471	3,875	6,662	7,321
Advisory ending assets	$65,267	$65,839	$66,795	$73,293	$79,378	$65,267	$79,378

Brokerage and direct assets	$36,220	$35,856	$35,263	$36,972	$38,818	$36,220	$38,818

Total Wealth Management assets	$101,487	$101,695	$102,057	$110,265	$118,196	$101,487	$118,196

Cash balances	$2,767	$3,083	$2,985	$3,004	$3,143	$2,767	$3,143

Advisors
Advisors	4,396	4,587	4,502	4,476	4,446	4,396	4,446
Revenue per advisor TTM (in thousands USD)	$393	$406	$410	$414	$426	$393	$426

3Q 2025 Financial Supplement	20

Corporate and Other - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	Change	9/30/2024	9/30/2025	Change

Revenues
Policy charges, fee income and premiums	$633	$626	$634	$599	$433	(31.6)%	$1,862	$1,666	(10.5)%
Net investment income (loss)	248	261	231	277	187	(24.6)%	812	695	(14.4)%
Net derivative gains (losses)	(6)	—	9	(12)	(13)	(116.7)%	(17)	(16)	5.9%
Investment management, service fees and other income	145	151	139	116	134	(7.6)%	440	389	(11.6)%
Segment revenues	1,020	1,038	1,013	980	741	(27.4)%	3,097	2,734	(11.7)%

Benefits and other deductions
Policyholders’ benefits	580	603	667	711	438	(24.5)%	1,769	1,816	2.7%
Remeasurement of liability for future policy benefits	(2)	(2)	(1)	(13)	16	900.0%	(2)	2	200.0%
Interest credited to policyholders’ account balances	150	127	133	173	96	(36.0)%	447	402	(10.1)%
Commissions and distribution-related payments	88	92	83	72	82	(6.8)%	260	237	(8.8)%
Amortization of deferred policy acquisition costs	49	51	49	50	50	2.0%	147	149	1.4%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	195	260	228	210	222	13.8%	629	660	4.9%
Segment benefits and other deductions	1,060	1,131	1,159	1,203	904	(14.7)%	3,250	3,266	0.5%

Operating earnings (loss), before income taxes	(40)	(93)	(146)	(223)	(163)	(307.5)%	(153)	(532)	(247.7)%
Income taxes	4	14	22	44	8	100.0%	25	74	196.0%
Operating earnings (loss), before noncontrolling interest	(36)	(79)	(124)	(179)	(155)	(330.6)%	(128)	(458)	(257.8)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(23)	3	(3)	(1)	(4)	82.6%	(44)	(8)	81.8%
Operating earnings (loss)	$(59)	$(76)	$(127)	$(180)	$(159)	(169.5)%	$(172)	$(466)	(170.9)%

Additional Detail

Net investment income (loss):
Investment income, excluding alternatives	$222	$249	$215	$249	$148	(33.3)%	$754	$612	(18.8)%
Alternative investment income	26	12	16	28	39	50.0%	58	83	43.1%
Total Net investment income (loss)	$248	$261	$231	$277	$187	(24.6)%	$812	$695	(14.4)%

3Q 2025 Financial Supplement	21

Corporate and Other - Select Operating Metrics

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	9/30/2024	9/30/2025

Individual Life (Net of Reinsurance)
First Year Premiums and Deposits:
Variable Universal Life	$90	$112	$90	$99	$91	$256	$280
Other	6	5	5	4	4	17	13
Total First Year Premiums and Deposits	$96	$117	$95	$103	$95	$273	$293

Renewal Premiums and Deposits:
Universal Life/ Indexed Universal Life	$242	$214	$224	$206	$121	$712	$551
Variable Universal Life	249	279	272	262	179	759	713
Other	84	85	85	79	41	258	205
Total Renewal Premiums and Deposits	$575	$578	$581	$547	$341	$1,729	$1,469

Total Premiums and Deposits	$671	$695	$676	$650	$436	$2,002	$1,762

Individual Life Benefit Ratio	81.8%	86.4%	105.3%	113.5%	93.9%	84.9%	106.0%

Individual Life In-force Face Amount (in billions USD)	$354.4	$354.1	$353.0	$352.1	$113.4	$354.4	$113.4

Employee Benefits
First Year Premiums and Deposits	$32	$31	$35	$31	$33	$89	$99
Renewal Premiums and Deposits	81	84	85	86	87	236	258
Total Premiums and Deposits	$113	$115	$120	$117	$120	$325	$357

Legacy Annuity
Net flows	$(712)	$(787)	$(719)	$(580)	$(634)	$(2,037)	$(1,933)
Account value - balance, end of period	$22,254	$21,358	$19,912	$20,490	$20,939	$22,254	$20,939

Net Amount at Risk (NAR)
Total GMIB NAR	$2,692	$2,390	$2,706	$2,489	$2,370	$2,692	$2,370
Total GMDB NAR	$8,472	$8,602	$9,034	$8,411	$7,958	$8,472	$7,958
MRB Reserves (Net of Reinsurance)	$3,416	$3,136	$3,532	$3,271	$3,418	$3,416	$3,418

3Q 2025 Financial Supplement	22

Investments

3Q 2025 Financial Supplement	23

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2024		September 30, 2025
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$76,641	62.1%	$75,851	58.3%
Fixed maturities, at fair value using the fair value option	2,053	1.7%	2,416	1.9%
Mortgage loans on real estate	20,072	16.3%	22,150	17.0%
Policy loans	4,330	3.5%	1,855	1.4%
Other equity investments	3,719	3.0%	3,821	2.9%
Other invested assets	8,537	6.9%	8,852	6.8%
Subtotal investment assets	115,352	93.5%	114,945	88.3%
Trading securities	1,089	0.9%	1,560	1.2%
Total investments	116,441	94.4%	116,505	89.5%
Cash and cash equivalents	6,964	5.6%	13,604	10.5%
Total	$123,405	100.0%	$130,109	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$16,080	19.1%	$14,053	17.5%
Manufacturing	12,499	14.8%	10,068	12.5%
Utilities	8,476	10.1%	7,763	9.7%
Services	8,899	10.6%	7,031	8.7%
Energy	2,546	3.0%	2,338	2.9%
Retail and wholesale	2,979	3.5%	3,180	4.0%
Transportation	1,559	1.9%	2,125	2.6%
Other	1,665	2.0%	384	0.4%
Total corporate securities	54,703	65.0%	46,942	58.3%
U.S. government and agency	5,801	6.9%	5,042	6.3%
Residential mortgage-backed (2)	4,520	5.4%	6,589	8.2%
Preferred stock	56	0.1%	54	0.1%
State & political	472	0.6%	388	0.5%
Foreign governments	689	0.8%	595	0.7%
Commercial mortgage-backed	4,301	5.1%	4,825	6.0%
Asset-backed securities	13,660	16.2%	15,981	19.9%
Total	$84,202	100.0%	$80,416	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$56,266	66.8%	$55,454	69.0%
Baa (NAIC Designation 2)	26,255	31.2%	23,555	29.3%
Investment grade	82,521	98.0%	79,009	98.3%
Below investment grade (NAIC Designation 3 and 4)	1,681	2.0%	1,407	1.7%
Total	$84,202	100.0%	$80,416	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

3Q 2025 Financial Supplement	24

Consolidated Results of General Account Investment Portfolio

	For the Nine Months Ended or As of				Year Ended or As of
(in millions USD, unless otherwise indicated)	September 30, 2024		September 30, 2025		December 31, 2024
	Yield	Amount (2)	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	4.39%	$2,535	4.37%	$2,771	4.39%	$3,447
Ending assets		81,072		80,416		84,202
Mortgages:
Income (loss)	5.12%	718	4.97%	786	5.14%	973
Ending assets		19,238		22,150		20,072
Other Equity Investments (1):
Income (loss)	5.98%	159	5.70%	151	5.75%	203
Ending assets		3,540		3,527		3,495
Trading Securities:
Income	4.81%	9	10.63%	54	5.07%	16
Ending assets		497		863		527
Policy Loans:
Income	5.27%	167	4.83%	142	5.31%	225
Ending assets		4,293		1,855		4,330
Cash and Short-term Investments:
Income (loss)	4.64%	207	4.03%	233	4.89%	266
Ending assets		5,045		10,200		3,259
Total Net Investment Income:
Investment income	4.94%	3,795	4.54%	4,137	4.63%	5,130
Less: investment fees	(0.18)%	(137)	(0.16)%	(148)	0.16%	(180)
Investment income, net	4.76%	$3,658	4.38%	$3,989	4.46%	$4,950
General Account Ending Net Assets		$113,685		$119,011		$115,885
Operating Earnings adjustments:
AB and other non-General Account investment income (loss)		(36)		(17)		(85)
Operating Net investment income (loss)		$3,622		$3,972		$4,865
Notes:

(1) Includes, as of September 30, 2024, September 30, 2025 and December 31, 2024, $412 million, $424 million and $431 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.

3Q 2025 Financial Supplement	25

Additional Information

3Q 2025 Financial Supplement	26

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	9/30/2024	9/30/2025

TOTAL
Beginning balance	$6,924	$7,031	$7,170	$7,262	$7,361	$6,705	$7,170
Capitalization of commissions, sales and issue expenses	291	324	282	292	283	852	857
Amortization	(184)	(185)	(190)	(193)	(201)	(526)	(584)
Recovery of acquisition cost (1)	—	—	—	—	(13)	—	(13)
Ending balance	$7,031	$7,170	$7,262	$7,361	$7,430	$7,031	$7,430

Retirement
Beginning balance	$4,542	$4,649	$4,780	$4,872	$4,972	$4,333	$4,780
Capitalization of commissions, sales and issue expenses	240	267	231	243	243	693	717
Amortization	(133)	(136)	(139)	(143)	(153)	(377)	(435)
Recovery of acquisition cost (1)	—	—	—	—	—	—	—
Ending balance	$4,649	$4,780	$4,872	$4,972	$5,062	$4,649	$5,062

Corporate and Other
Beginning balance	$2,382	$2,382	$2,390	$2,390	$2,389	$2,372	$2,390
Capitalization of commissions, sales and issue expenses	51	57	51	49	40	159	140
Amortization	(51)	(49)	(51)	(50)	(48)	(149)	(149)
Recovery of acquisition cost (1)	—	—	—	—	(13)	—	(13)
Ending balance	$2,382	$2,390	$2,390	$2,389	$2,368	$2,382	$2,368

Notes:
(1) Related to the RGA reinsurance transaction in Q3 2025.

3Q 2025 Financial Supplement	27

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP Operating Earnings, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these Non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These Non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled Non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our Non-GAAP financial measures may not be comparable to similar measures used by other companies.
We also discuss certain operating measures, including AUM, AUA, AV, policy reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.
Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax Non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.
Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
• Items related to variable annuity product features, which include: (i) changes in the fair value of MRB and purchased MRB, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the MRB which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;
• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
• Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;
• Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB when the majority of the impact relates to the non-core business; and
• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and changes to the deferred tax valuation allowance.
In the third quarter of 2025, the Company updated its net investment income (“NII”) segment reporting to better align with our GAAP segments, as well as the reporting of our spread lending programs' income and expenses. Previously, direct and allocated segment NII were recorded based on assets tied to statutory asset tagging and net statutory liabilities for allocation. To better align with our GAAP segments, the Company changed the recording methodology for direct NII. It is now based on the book yields of assets tied to specific segments, considering general account values plus reserves, net of embedded derivatives. Indirect NII, which was previously allocated based on net statutory liabilities, is now allocated based on general account values and reserves, net of embedded derivatives. Additionally, revenues and expenses from our spread lending programs are now primarily recorded within the Retirement segment. Previously, spread lending revenues and expenses were recorded in Corporate and Other, with the excess of revenues over expenses allocated to the insurance segments based on net statutory liabilities. Prior periods have been revised to reflect these changes.
Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.
We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

3Q 2025 Financial Supplement	28

Use of Non-GAAP Financial Measures

"Non-GAAP Operating ROE"
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

3Q 2025 Financial Supplement	29

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					For the Nine Months Ended or As of
(in millions USD, unless otherwise indicated)	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025	9/30/2024	9/30/2025

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$(132)	$892	$63	$(349)	$(1,309)	$388	$(1,595)
Adjustments related to:
Variable annuity product features (1)	756	(530)	211	934	978	1,167	2,123
Investment (gains) losses, net (2)	46	32	14	71	1,170	101	1,255
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	13	16	11	11	19	44	41
Other adjustments (3)	1	34	205	(137)	(164)	59	(96)
Income tax expense (benefit) related to above adjustments	(172)	94	(92)	(185)	(437)	(288)	(714)
Non-recurring tax items	5	(23)	9	7	198	18	214
Non-GAAP Operating Earnings	$517	$515	$421	$352	$455	$1,489	$1,228

Net income (loss) attributable to Holdings	$(0.42)	$2.82	$0.20	$(1.15)	$(4.42)	$1.18	$(5.27)
Less: Preferred stock dividends	0.04	0.08	0.04	0.06	0.05	0.16	0.16
Net income (loss) available to Holdings' common shareholders	(0.46)	2.74	0.16	(1.21)	(4.47)	1.02	(5.43)
Adjustments related to:
Variable annuity product features (1)	2.38	(1.67)	0.68	3.08	3.30	3.56	7.02
Investment (gains) losses, net (2)	0.14	0.10	0.04	0.23	3.95	0.31	4.15
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	0.04	0.05	0.04	0.04	0.06	0.13	0.14
Other adjustments (3)	—	0.10	0.64	(0.45)	(0.55)	0.19	(0.33)
Income tax expense (benefit) related to above adjustments	(0.54)	0.30	(0.29)	(0.61)	(1.48)	(0.88)	(2.36)
Non-recurring tax items	0.02	(0.07)	0.03	0.02	0.67	0.05	0.71
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$1.58	$1.55	$1.30	$1.10	$1.48	$4.38	$3.90

Book Value per common share
Book Value per common share	$5.20	$0.19	$2.92	$(0.26)	$(3.18)	$5.20	$(3.18)
Less: Per share impact of AOCI	(20.92)	(28.11)	(24.70)	(24.63)	(21.41)	(20.92)	(21.41)
Book value per common share (ex. AOCI)	$26.12	$28.30	$27.62	$24.37	$18.23	$26.12	$18.23

Notes:
(1) As a result of the novation of certain Legacy VA policies completed during the first quarter of 2025, the Company recorded a loss of $499 million in pre-tax net income and an increase of $263 million in pre-tax AOCI, for a total impact loss of $236 million for the three months ended March 31, 2025 and nine months ended September 30, 2025. The impact per common share is $1.60 and $1.65 for the three months ended March 31, 2025 and nine months ended September 30, 2025, respectively.
(2) Includes $1.1 billion as a result of assets transferred related to the reinsurance transaction with RGA for the three and nine months ended September 30, 2025. The impact per common shares are $3.86 and $3.78 for the three and nine months ended September 30, 2025, respectively.
(3) Includes a loss of $165 million or $0.53 on Non-VA derivatives for the three months ended March 31, 2025 and a gain of $198 million or $0.65 on Non-VA derivatives for the three months ended June 30, 2025, respectively and a gain of $223 million or $0.75 and $256 million or $0.85 on Non-VA derivatives for the three and nine months ended September 30, 2025, respectively. Also includes $(8) million or $(0.03) and $6 million or $0.02 of expense related to a disputed billing practice of an AB third-party service provider for the three and nine months ended September 30, 2025, respectively and certain gross legal expenses related to the COI litigation of $106 million or $0.32 for the nine months ended September 30, 2024.

3Q 2025 Financial Supplement	30

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	3/31/2025	6/30/2025	9/30/2025

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,251	$474	$(703)
Adjustments related to:
Variable annuity product features	518	1,371	1,593
Investment (gains) losses	108	163	1,287
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	54	51	57
Other adjustments	207	103	(62)
Income tax expense (benefit) related to above adjustments	(186)	(355)	(620)
Non-recurring tax items	(4)	(2)	191
Non-GAAP Operating Earnings	$1,948	$1,805	$1,743

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$1,251	$474	$(703)
Less: Preferred stock	(80)	(72)	(74)
Net income (loss) available to Holdings' common shareholders	$1,171	$402	$(777)
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,546	$8,206	$7,464

Return on Equity (ex. AOCI)	13.7%	4.9%	(10.4)%

Non-GAAP Operating Earnings	$1,948	$1,805	$1,743
Less: Preferred stock	(80)	(72)	(74)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,868	$1,733	$1,669
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,546	$8,206	$7,464

Non-GAAP Operating Return on Equity (ex. AOCI)	21.9%	21.1%	22.4%

3Q 2025 Financial Supplement	31

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$2,636	$1,992	$1,598	$3,201	$1,565	$2,401	$1,149	$148
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,507	1,507	1,228	1,068
Total equity attributable to Holdings' common shareholders	1,074	430	36	1,639	58	894	(79)	(920)
Less: Accumulated other comprehensive income (loss)	(7,797)	(8,191)	(8,675)	(6,601)	(8,712)	(7,567)	(7,432)	(6,191)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,871	$8,621	$8,711	$8,240	$8,770	$8,461	$7,353	$5,271

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2023	3/31/2024	6/30/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	9/30/2025

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$2,882	$2,442	$1,953	$2,357	$2,089	$2,191	$2,079	$1,316
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,548	1,535	1,451	1,328
Total equity attributable to Holdings' common shareholders	1,320	880	391	795	541	656	628	(12)
Less: Accumulated other comprehensive income (loss)	(7,841)	(8,254)	(8,632)	(7,816)	(8,045)	(7,889)	(7,578)	(7,476)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$9,161	$9,134	$9,023	$8,611	$8,586	$8,545	$8,206	$7,464

3Q 2025 Financial Supplement	32

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Retirement and Life businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance, net of embedded derivative instruments where applicable.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means Equitable Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Fixed Rate (Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Individual Life Benefit Ratio - Policyholders’ benefits as a percent of policy charges, fee income and premium and investment management and services fees (net of reinsurance).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Life Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies.
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net interest margin - Net investment income (loss) plus net derivative gains (losses) less interest credited to policyholder's account balances.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Net new assets - Consists of total client deposits into advisory accounts less total client withdrawals from advisory accounts, plus dividends, plus interest, minus advisory fees. AUA reflects adjusted balances with no financial impact.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.
Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.

3Q 2025 Financial Supplement	33

Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value, net of embedded derivative instruments.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

3Q 2025 Financial Supplement	34

Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm	Analyst			Phone Number

Barclays	Alex Scott			1 (212) 526-1561
BMO	Jack Matten			1 (212) 671-8000
Deutsche Bank	Cave Montazeri			1 (212) 250-2798
Dowling & Partners	Joel Hurwitz			1 (860) 676-7312
Evercore ISI	Thomas Gallagher			1 (212) 446-9439
Jefferies	Suneet Kamath			1 (212) 778-8602
J.P. Morgan	Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods	Ryan Krueger			1 (860) 722-5930
Morgan Stanley	Bob Jian Huang			1 (212) 761-6136
Raymond James	Wilma Burdis			1 (727) 567-9371
Truist Securities	Mark Hughes			1 (615) 748-4422
UBS	Michael Ward			1 (917) 270-2483
Wells Fargo Securities	Elyse Greenspan			1 (212) 214-8031
Wolfe Research	Tracy Dolin-Benguigui			1 (646) 419-2560

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

		A.M. Best	S&P	Moody’s
Last review date		Feb '25	Mar '25	May '25

Financial Strength Ratings:
Equitable Financial Life Insurance Company		A	A+	A1
Equitable Financial Life Insurance Company of America		A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.		bbb+	A-	Baa1

Investor and Media Contacts

Contact Investor Relations			Contact Media Relations
Erik Bass			Laura Yagerman
IR@equitable.com			MediaRelations@equitable.com
ir.equitableholdings.com

3Q 2025 Financial Supplement	35